UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOMENTUS INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11

**** NEW MEETING DATE – PLEASE VOTE TODAY ****

Dear Momentus Inc. Stockholder:

I am writing to inform you that we recently had to adjourn our 2023 Annual Meeting of Stockholders because we did not have enough stockholder votes to reach a quorum. We will reconvene the meeting virtually, via live webcast, at 12:00 p.m. Pacific Time on Wednesday, June 21, 2023.

This means that YOUR VOTE IS MORE IMPORTANT THAN EVER so that we can obtain a quorum and conduct business when the meeting reconvenes. You are receiving this reminder letter because your votes had not been received at the time that this letter was mailed.

PLEASE CAST YOUR VOTE TODAY by calling our proxy solicitation firm, Morrow Sodali LLC, at 1-800-662-5200.

Alternatively, you may cast your vote online using the instructions you should have received by email from your broker or transfer agent. If you did not receive an email, or cannot locate your email, you can still call the number above to cast your vote.

Sincerely,

/s/ John Rood
John Rood
Chief Executive Officer